Exhibit 10.13

GLOBAL EAGLE ENTERTAINMENT INC.

2016 INDUCEMENT AND RETENTION STOCK PLAN
FOR EMC EMPLOYEES

(effective July 27, 2016)

Section 1.                                          Establishment, Objectives and Duration.

(a)                                 Establishment of the Plan. The “independent directors,” within the meaning of the NASDAQ marketplace rules (the “Independent Directors”) of the Board of Directors of Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), hereby establish this Global Eagle Entertainment Inc. 2016 Inducement and Retention Stock Plan for EMC Employees (the “Plan”), as set forth herein. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in Section 2. The Plan permits the grant of Awards of Nonqualified Stock Options and Restricted Stock Units. The Plan will not be effective until the Committee has approved the Plan and until the Acquisition has been consummated.

(b)                                 Purpose of the Plan. The purpose of the Plan is to provide Awards of Nonqualified Stock Options and Restricted Stock Units to certain persons employed by EMC Intermediate, LLC, a Delaware limited liability company, or a subsidiary or affiliate thereof (collectively, “EMC”), in connection with the Acquisition, as an inducement material to those persons entering into employment or continuing employment with the Company or its current or future Affiliates (including EMC) upon the consummation of the Acquisition, and to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders. The Plan is intended to comply with The NASDAQ Stock Market (“NASDAQ”) Listing Rule 5635(c)(4), which provides an exception to the NASDAQ shareholder approval requirement for the issuance of securities with regard to grants to prospective employees of the Company, including without limitation grants to prospective employees in connection with a merger or other acquisition.

(c)                                  Duration of the Plan. The Plan will commence on the Effective Date and will remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Section 9, for a term of ten (10) years after the Effective Date.

Section 2.                                          Definitions. Whenever used in the Plan, the following terms will have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:

(a)                           “Acquisition” means the transactions contemplated under the Acquisition Agreement.

(b)                           “Acquisition Agreement” means the Interest Purchase Agreement, dated May 9, 2016, by and between the Company and EMC Acquisition Holdings, LLC, a Delaware limited liability company, concerning the sale of the membership interests of EMC.

(c)                            “Affiliate” means, for all purposes hereunder, an entity that is (directly or indirectly) controlled by the Company.

(d)                           “Award” means, individually or collectively, a grant under the Plan to a Participant of Nonqualified Stock Options or Restricted Stock Units.

(e)                            “Award Agreement” means an agreement entered into by and between the Company and a Participant setting forth the provisions applicable to an Award or Awards granted to the Participant.

(f)                             “Board” or “Board of Directors” means the Board of Directors of the Company.

(g)                            “Change of Control” means (unless otherwise expressly provided in a particular Award Agreement, employment and/or severance agreement), any of the following:

(i)                                     a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the SEC) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii)                                  during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2(g)(i) or Section 2(g)(iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)                               the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, in each case other than a transaction:

(A)                               that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)                               after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2(g)(iii)(B) as beneficially owning fifty percent (50%) or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv)                              the Company’s shareholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of determining the timing of payment of such Award.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(h)                           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)                               “Committee” shall mean the Compensation Committee of the Board of Directors, the composition of which shall consist of at least two (2) directors who are “independent directors” within the meaning of the NASDAQ marketplace rules and “non-employee directors” within the meaning of Exchange Act Rule 16b-3, or in lieu of the Compensation Committee of the Board of Directors, the Independent Directors.

(j)                              “Common Stock” means the Company’s common stock, par value $0.0001 per Share.

(k)                           “Company” shall have the meaning set forth in Section 1(a).

(l)                               “Director” means any individual who is a member of the Board of Directors.

(m)                       “Disability” means, except as otherwise determined by the Committee and set forth in an Award Agreement, a physical or mental incapacity which qualifies an individual to collect a benefit under a long-term disability plan maintained by the Company, or such similar mental or physical condition which the Committee may determine to be a disability, regardless of whether either the individual or the condition is covered by any such long-term disability plan. The Committee shall make the determination of Disability and may request such evidence of Disability as it reasonably determines.

(n)                           “Effective Date” means the Closing Date as such term is defined in Section 1.11 of the Acquisition Agreement.

(o)                           “EMC” shall have the meaning set forth in Section 1(b).

(p)                           “Employee” means an employee of EMC immediately prior to the Acquisition who is identified on Exhibit A to the Plan.

(q)                           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(r)                              “Fair Market Value” means, per Share on a particular date, unless otherwise specified by the Committee, the last sales price on such date on NASDAQ, as reported in The Wall Street Journal, or if no sales of Common Stock occur on the date in question, on the last preceding date on which there was a sale on such market. If the Shares are not listed on NASDAQ, but are traded on a national securities exchange or in another over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market, will be used, unless otherwise specified by the Committee. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used.

(s)                             “Independent Directors” shall have the meaning set forth in Section 1(a).

(t)                              “NASDAQ” shall have the meaning set forth in Section 1(b).

(u)                           “Nonqualified Stock Option” means the right to purchase Shares at a stated price for a specified period of time, which does not meet the requirements of Code Section 422.

(v)                           “Participant” means an Employee whom the Committee has selected to participate in the Plan pursuant to Section 5 and who has an Award outstanding under the Plan.

(w)                         “Plan” has the meaning set forth in Section 1(a).

(x)                           “Restricted Stock Unit” means a contractual right to receive a number of Shares or an amount of cash equal to the value of that number of Shares corresponding to the number of units granted to a Participant without payment, as compensation for services to the Company or its Subsidiaries, which right may be subject to vesting restrictions.

(y)                           “Restriction Period” means the period of time established by the Committee relative to an Award of Restricted Stock Units during which such Award or a portion thereof is subject to restrictions and/or vesting.

(z)                            “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

(aa)                    “Share” means a share of Common Stock.

(bb)                    “Subsidiary” means any corporation or limited liability company (except that is treated as a partnership for U.S. income tax purposes) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns stock or equity interests possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or equity interests in one of the other entities in the chain.

Section 3.                                          Administration.

(a)                                 The Committee. The Plan will be administered by the Committee, or by the Independent Directors or any other committee appointed by the Board whose composition satisfies the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act and the “independent director” requirements of the NASDAQ marketplace rules, or any successor regulations or provisions.

(b)                                 Authority of the Committee. Except as limited by law and subject to the provisions of this Plan, the Committee will have full power to: select the persons to whom Awards may be granted hereunder prior to the consummation of the Acquisition with the grant of such Award effective upon the consummation of the Acquisition and subject to such person commencing employment with the Company or an Affiliate; determine the sizes of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Section 9) amend the terms and conditions of the Plan to the extent such amendment is within the discretion of the Committee as provided in the Plan.  Further, the Committee will make all other determinations that may be necessary or advisable to administer the Plan.  As permitted by law and consistent with Section 3(a), the Committee may delegate some or all of its authority under the Plan, including to an officer of the Company to designate the Employees (other than such officer himself or herself) to receive Awards and to determine the number of Shares subject to the Awards such Employees will receive.

The duties of the Committee or its delegatee shall also include, but shall not be limited to, making disbursements and settlements of Awards, creating trusts, and determining whether to defer or accelerate the vesting of, or the lapsing of restrictions or risk of forfeiture with respect to Awards. Subject only to compliance with the express provisions of the Plan, the Committee or its delegatee may act in its, his, or her sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan.

(c)                                  Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including, without limitation, the Company, its Board of Directors, its stockholders, all Affiliates, Employees, Participants and their estates and beneficiaries.

(d)                                 Change of Control. If a Participant has in effect an employment, retention, change of control, severance or similar agreement (such as an Award Agreement) with the Company or an Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, then such agreement shall control in the event of a Change of Control. In all other cases, in the event of a Change of Control, the Committee may, in its sole discretion (i) elect to accelerate, in whole or in part, the vesting of any Award, (ii) elect to make cash payments payable as a result of the acceleration of vesting of any Award, or (iii) elect to cancel any Nonqualified Stock Options as of the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Nonqualified Stock Option that is so cancelled over the purchase or grant price of such Shares under the Award.

Except as otherwise expressly provided in an agreement between a Participant and the Company or an Affiliate, if the receipt of any payment by a Participant under the circumstances described above would result in the payment by the Participant of any excise tax provided for in Code Sections 280G and 4999, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

Section 4.                                          Shares Subject to the Plan and Maximum Awards.

(a)                                 Number of Shares Available for Awards. Subject to adjustment as provided in Section 9(b), the maximum number of Shares that may be issued or transferred to Participants under the Plan will be           .(1)  Shares issued by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

(b)                                 Lapsed Awards. Any Shares (i) subject to an Award under the Plan that, after the Effective Date, is forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant; or (ii) delivered by attestation to, or withheld by, the Company in payment of any required income tax withholding for the vesting of Awards under the Plan, will thereafter not be deemed to be available for Awards.

Section 5.                                          Eligibility and Participation.

(a)                                 Eligibility. Awards may be granted only to Employees and shall be granted as an inducement material to such Employees entering into and continuing employment with the Company or its current or future Affiliates (including, following the Acquisition, EMC) in connection with and upon the consummation of the Acquisition.  Awards shall not become effective until the consummation of the Acquisition and the Participant’s commencement of employment with the Company or an Affiliate. No Award shall be granted hereunder after the consummation of the Acquisition, and no Award shall be granted hereunder to any individual who is employed by, or who is rendering services to, the Company or an Affiliate immediately prior to the Acquisition.

(b)                                 Actual Participation. Subject to the provisions of the Plan, the Committee will select those Employees to whom Awards will be granted and will determine the nature and amount of each Award.

(1)  The maximum number of Shares will be equal to 725,000, plus a number of Shares with a grant date value of up to $900,000 in the aggregate (based on the closing price of the Company’s Common Stock on NASDAQ on the Effective Date).

Section 6.                                          Restricted Stock Unit Awards.

(a)                                 Terms and Conditions. The Committee may authorize grants of Restricted Stock Units to Participants upon such terms and conditions as the Committee may determine in accordance with the provisions of this Section 6.

(b)                                 Restriction Period. Each grant of Restricted Stock Units covered thereby shall be subject to a Restriction Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of the Restriction Period in the event of a termination of employment.

(c)                                  Dividend Equivalents and Other Ownership Rights. During the Restriction Period, a Participant shall not have any right to transfer any rights under the subject Award and shall not have any rights of ownership in the Shares underlying the Restricted Stock Units, including the right to vote such Shares, but the Committee may on or after the date of grant authorize the payment of dividend equivalents on such shares in cash or additional Shares on a current, deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company, subject to the requirements of Code Section 409A. Notwithstanding the foregoing, any dividend equivalents with respect to dividends paid in stock shall be subject to the same restrictions as the underlying Award.

(d)                                 Payment. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit there shall be delivered to the Participant, as soon as practicable following the date on which such Award (or any portion thereof) vests (but in no event later than two and one-half (2½) months following the end of the calendar year in which such Restricted Stock Unit vests), subject to Section 9, that number of Shares equal to the number of Restricted Stock Units that have vested (or the cash equivalent thereof, in the case of a cash-settled award).

Section 7.                                          Nonqualified Stock Option Awards.

(a)                                 Terms and Conditions. Subject to the terms of the Plan, the Committee will determine all terms and conditions of each Nonqualified Stock Option, including, but not limited to (i) the number of Shares subject to the Nonqualified Stock Option, (ii) the date of grant, which may not be prior to the date of the Committee’s approval of the grant, (iii) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Nonqualified Stock Option as determined on the date of grant, (iv) the vesting provisions, (v) the terms and conditions of exercise, and (vi) the term of the Nonqualified Stock Option; provided, however, that each Nonqualified Stock Option must terminate no later than ten (10) years after the date of grant.

(b)                                 Exercise of Nonqualified Stock Options. Subject to the terms and conditions of the Award, vested Nonqualified Stock Options may be exercised, in whole or in part, by giving notice of exercise to the Company in such manner as the Company may prescribe. This notice must be accompanied by payment in full of the exercise price in cash or by use of such other instrument as the Committee may agree to accept.

(c)                                  Payment of Exercise Price. Payment of the exercise price, applicable withholding taxes due upon exercise of the Nonqualified Stock Option, or both may be made in the form of Common Stock already owned by the Participant, which Common Stock shall be valued at Fair

Market Value on the date the Nonqualified Stock Option is exercised. A Participant who elects to make payment in Common Stock may not transfer fractional shares or shares of Common Stock with an aggregate Fair Market Value in excess of the Nonqualified Stock Option exercise price plus applicable withholding taxes. A Participant need not present stock certificates when making a payment in Common Stock, so long as other satisfactory proof of ownership of the Common Stock tendered is provided (e.g., attestation of ownership of a sufficient number of shares of Common Stock to pay the exercise price). The Committee shall have the discretion to authorize or accept payment by other forms or methods or to establish a cashless exercise program, all within such limitations as may be imposed by the Plan or any applicable law.

Section 8.                                          Rights of Participants.

(a)                                 Employment and Service.  Nothing in the Plan or an Award Agreement will confer upon any Participant any right with respect to continued employment or service with the Company or an Affiliate. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i)                                     a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)                                  a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a non-employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iii)                               a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A.

(b)                                 Participation. No Employee will have the right to receive an Award under this Plan or any other equity incentive plan of the Company, or, having received any Award, to receive a future Award.

Section 9.                                          Amendment, Modification and Termination.

(a)                                 Amendment, Modification and Termination. The Committee may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part; provided, however, that the Committee will not amend the Plan in any way that would require approval of the Company’s stockholders without the approval thereof. Notwithstanding the foregoing, no amendment under the Plan or a termination of the Plan will materially alter or impair any rights or obligations under any Award already granted under the Plan, without the prior written consent of the Participant.

(b)                                 Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged, (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property, (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares, or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust as applicable: (A) the number and type of Shares subject to the Plan (including the number and type of Shares described in Section 4(a)); (B) the number and type of Shares subject to outstanding Awards; and (C) the grant, purchase, or exercise price with respect to any Award, if applicable.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award and the Shares subject to the Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Committee, adjustments contemplated by this Section 9(b) that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

Section 10.                                   Date of Grant. The date of grant of an Award shall be the date, upon consummation of the Acquisition, when the Participant commences employment with the Company or a current or future Affiliate (including EMC). Notice of the determination shall be provided to each Participant within a reasonable time after the date of grant. Promptly following the date of grant of any Award hereunder, the Company shall disclose in a press release in compliance with NASDAQ Listing Rule 5635(c)(4) the material terms of the Awards, the number of Employees and the number of Shares involved.

Section 11.                                   Nontransferability of Awards. Except as otherwise provided in a Participant’s Award Agreement, no Award under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). The

Participant’s beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the Participant’s death. The Committee may, in its discretion, require a Participant’s guardian, legal representative or beneficiary to supply it with the evidence the Committee deems necessary to establish the authority of the guardian, legal representative or beneficiary to act on behalf of the Participant.

Section 12.                                   Taxes.

(a)                                 Withholding. In the event the Company or an Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due to the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares; provided, however, that the amount to be withheld may not exceed the total minimum Federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)                                 No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A shall so comply, (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any person with respect to the tax consequences of any Award.

Section 13.                                   Indemnification. The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions with respect to the Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

Section 14.                                   Successors. All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business or assets of the Company or both, or a merger, consolidation, or otherwise.

Section 15.                                   Miscellaneous.

(a)                                 Other Terms and Conditions. The grant of an Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i)                                     the payment of the exercise price of a Nonqualified Stock Option by delivery of cash or other Shares or other securities of the Company (including by attestation) having a Fair Market Value then equal to the exercise price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(ii)                                  restrictions on the resale or other disposition of Shares; and

(iii)                               compliance with federal or state securities laws and stock exchange requirements.

(b)                                 Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any other provision of the Plan or any Award Agreement, the Company has no liability to deliver any Shares under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(c)                                  Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to the Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(d)                                 No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to the Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e)                                  Governing Law. This Plan, and all agreements under the Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to the Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of the

Plan, any Award or any Award Agreement, may only be heard in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(f)                                   Limitations on Actions. Any legal action or proceeding with respect to the Plan, any Award or any Award agreement, must be brought within one (1) year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(g)                                  Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(h)                                 Severability. If any provision of the Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify the Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of the Plan, such Award Agreement and such Award will remain in full force and effect.

(i)                                     Electronic Delivery and Evidence of Award. The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party) all documents relating to the Plan or any Award hereunder (including, without limitation, any Award Agreement and prospectus required by the SEC) and all other documents that the Company is required to deliver to its securities holders (including, without limitation, annual reports and proxy statements). In addition, evidence of an Award may be in electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book entry form in the name of the Participant.

(j)                                    No Limitation on Rights of the Company. The grant of an Award does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

(k)                                 Section 409A. With respect to Awards subject to Section 409A or 162(m) of the Code, this Plan is intended to comply with the requirements of such Sections, and the provisions hereof shall be interpreted in a manner that satisfies the requirements of such Sections and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

*                                         *                                         *                                         *                                         *